UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2018

AV HOMES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-07395	23-1739078
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4900 N. Scottsdale Road Suite 2000

Scottsdale, AZ 85251

(Address of principal executive offices)

(480) 840-8100

(Registrant’s telephone number, including area code)

6730 N. Scottsdale Rd. Suite 150

Scottsdale, AZ 85253

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the completion by Taylor Morrison Home Corporation, a Delaware corporation (“Taylor Morrison”), of the previously announced acquisition (the “Acquisition”) of AV Homes, Inc. (“AV Homes”). Pursuant to the terms of the Agreement and Plan of Merger, dated June 7, 2018 (the “Merger Agreement”), by and among Taylor Morrison, solely for purposes of Sections 5.13, 7.3 and 8.14, Taylor Morrison Communities, Inc. (“Intermediate Parent”), Thor Merger Sub, Inc. (“Merger Sub”) and AV Homes, Merger Sub merged with and into AV Homes (the “Merger”), at which time the separate corporate existence of Merger Sub ended, and AV Homes survived the Merger as the surviving corporation. As a result of the Merger, AV Homes, along with its subsidiaries, became indirect subsidiaries of Taylor Morrison.

Item 1.01	Entry into a Material Definitive Agreement.

AV Homes Senior Notes Covenant Replacement Event Supplemental Indenture

Upon the consummation of the Merger, Taylor Morrison Communities, Inc., a Delaware corporation and indirect subsidiary of Taylor Morrison (the “Borrower”) assumed all of AV Homes’ obligations under $400 million aggregate principal amount of 6.625% Senior Notes due 2022 (the “2022 Senior Notes”), originally issued pursuant to a Senior Notes Indenture, dated as of May 18, 2017 (as supplemented by the First Supplemental Indenture, dated as of January 11, 2018, between the Guaranteeing Subsidiary party thereto and Wilmington Trust, National Association (the “Trustee”), as trustee, the “2022 Senior Notes Indenture”), by and among AV Homes, the guarantors party thereto and the Trustee. The Borrower’s assumption of AV Homes’ obligations under the 2022 Senior Notes was effected by a Supplemental Indenture, dated as of October 2, 2018 (the “2022 Senior Notes Supplemental Indenture”), among the Borrower, AV Homes, the guarantors party thereto and the Trustee.

In accordance with the 2022 Senior Notes Indenture, the assumption of the 2022 Senior Notes by the Borrower resulted in certain negative covenants that are customary for high yield debt instruments being replaced with a limitation on secured debt and a limitation on sale/leaseback transactions, in each case applicable to the Borrower and its restricted subsidiaries. The 2022 Senior Notes will be guaranteed by the same subsidiaries of the Borrower that guarantee its revolving credit facility and its other senior notes.

The 2022 Senior Notes will mature on May 15, 2022. Interest on the 2022 Senior Notes accrues at 6.625% per annum, paid semi-annually, in arrears, on May 15 and November 15 of each year.

The descriptions contained herein of the AV Homes Senior Notes Indenture and the AV Homes Senior Notes Supplemental Indenture are qualified in their entirety by reference to the terms of such documents, which are attached hereto as Exhibits 4.1 and 4.2, respectively, and incorporated into this Item 1.01 by reference.

AV Homes Convertible Notes

In connection with the consummation of the Merger, AV Homes, as an indirect subsidiary of Taylor Morrison, and Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB) (the “AV Homes Convertible Notes Trustee”), entered into a Seventh Supplemental Indenture (the “Seventh Supplemental Indenture”), dated as of October 2, 2018, which supplements the Indenture, dated as of February 4, 2011 (the “Base Indenture”), by and between AV Homes and the AV Homes Convertible Notes Trustee, as supplemented by (i) the First Supplemental Indenture, dated as of February 4, 2011, between AV Homes and the AV Homes Convertible Notes Trustee, (ii) the Second Supplemental Indenture, dated as of July 25, 2012, between AV Homes and the AV Homes Convertible Notes Trustee, and (iii) the Third Supplemental Indenture, dated as of June 23, 2015 (the “Third Supplemental Indenture”), among AV Homes, the Subsidiary Guarantors listed on the signature pages thereto and the AV Homes Convertible Notes Trustee, (iv) the Fourth Supplemental Indenture, dated as of July 17, 2015, between AV Homes and the AV Homes Convertible Notes Trustee, (v) the Fifth Supplemental Indenture, dated as of December 29, 2016, between AV Homes and the AV Homes Convertible Notes Trustee, and (vi) the Sixth Supplemental Indenture, dated as of January 11, 2018, between AV Homes and the AV Homes Convertible Notes Trustee (as so supplemented and as supplemented by the Seventh Supplemental Indenture, the “AV Homes Convertible Notes Indenture”), which governs the $80 million aggregate principal amount of AV Homes’ 6.00% Convertible Senior Notes due 2020 (the “Convertible Notes”).

Following the Merger, each holder of the Convertible Notes has the right to (i) convert its Convertible Notes into $21.50 in cash, without any interest thereon, in respect of each share of AV Homes Common Stock into which the Convertible Notes would have otherwise been entitled to convert (including, for conversions “in connection with” (as defined in the Third Supplemental Indenture) the Merger, an increased conversion rate because the Merger constitutes a “Non-Stock Change of Control” under the terms of the Convertible Notes), or (ii) require that AV Homes repurchase such holder’s Convertible Notes, which repurchase shall be for the principal amount plus accrued and unpaid interest and settled in cash.

The Convertible Notes will mature on July 1, 2020. Interest on the Convertible Notes accrues at 6.00% per annum, paid semi-annually, in arrears, on January 1 and July 1 of each year.

The foregoing descriptions of the Base Indenture, the Third Supplemental Indenture and the Seventh Supplemental Indenture do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Base Indenture, Third Supplemental Indenture and Seventh Supplemental Indenture, which are included as Exhibits 4.3, 4.4, and 4.5, respectively, hereto and incorporated into this Item 1.01 by reference.

Item 1.02	Termination of a Material Definitive Agreement.

Concurrent with the closing of the Acquisition, AV Homes terminated in full all commitments under the Credit Agreement, dated as of May 18, 2017, by and among AV Homes, as borrower, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent, Citibank, N.A., as syndication agent and the other parties thereto.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On the Closing Date, Taylor Morrison completed the Acquisition of AV Homes. Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each issued and outstanding share of common stock, par value $1.00 per share, of AV Homes (the “Target Common Shares”) (excluding any shares (i) subject to vesting, repurchase or other lapse restriction granted under an AV Homes equity plan that is outstanding immediately prior to the Effective Time; (ii) held by any stockholder who properly demanded and perfected (and has not effectively withdrawn or lost) his, her or its appraisal rights with respect to such shares; or (iii) owned directly by AV Homes (or any wholly owned subsidiary of AV Homes), Taylor Morrison or Merger Sub immediately prior to the Effective Time) was converted into the right to receive and become exchangeable for either (A) 0.9793 validly issued, fully paid and nonassessable shares of Class A common stock, $0.00001 par value per share, of Taylor Morrison (“Taylor Morrison Shares”), pursuant to applicable election procedures (subject to proration as described below, “Stock Election Consideration”); (B) $21.50 in cash, without any interest thereon, pursuant to applicable election procedures (subject to proration as described below, the “Cash Election Consideration”); or (C) $12.64 in cash, without any interest thereon and 0.4034 validly issued, fully paid and nonassessable Taylor Morrison Shares (the “Mixed Election Consideration” and, together with the Cash Election Consideration and the Stock Election Consideration, “Merger Consideration”). The per share Cash Election Consideration and Stock Election Consideration were subject to adjustment pursuant to the terms of the Merger Agreement such that the aggregate Merger Consideration consisted of approximately 58.8% cash and approximately 41.2% Taylor Morrison Shares. The approximately 41.9% of AV Homes stockholders that elected to receive the Stock Election Consideration will receive 0.8908 Company Shares and $1.94 in cash, without interest thereon, in respect of each Target Common Share. The approximately 50.6% of AV Homes stockholders that elected to receive the Cash Election Consideration will receive $21.50 in cash, without interest thereon, in respect of each Target Common Share. The approximately 7.6% of AV Homes stockholders that elected or were deemed to have elected to receive the Mixed Election Consideration will receive 0.4034 Company Shares and $12.64 in cash, without interest thereon, in respect of each Target Common Share. No fractional Taylor Morrison Shares were issued in the Merger, and AV Homes stockholders received cash in lieu of any fractional shares.

Pursuant to the terms and subject to the conditions of the Merger Agreement, at the Effective Time, (a) each outstanding option to purchase Target Common Shares granted under an AV Homes equity plan and (b) each restricted stock unit or deferred stock unit award in respect of Target Common Shares granted under an AV Homes equity plan (each, a “Target RSU Award”) that was held by a non-employee director vested (to the extent unvested) and was cancelled and converted into the right to receive an amount in cash equal to the Cash Election Consideration in respect of each share of Target Common Shares underlying such award (less the applicable exercise price, in the case of such options). In addition, each (i) award of restricted Target Common Shares (“Target Restricted Stock Award”) and (ii) each Target RSU Award held by an employee of AV Homes or its subsidiaries was assumed by Taylor Morrison and converted into a corresponding award in respect of Taylor Morrison Shares (a “Taylor Morrison Award”), with the number of shares underlying each such Taylor Morrison Award equaling the product of (A) the number of Target Common Shares subject to the Target Restricted Stock Award (assuming applicable performance conditions are fully achieved) or Target RSU Award (assuming applicable performance conditions are achieved at target levels), as applicable, immediately prior to the Effective Time and (B) the Stock Election Consideration. Each such Taylor Morrison Award has the same vesting and acceleration of vesting terms and conditions (other than any performance-based vesting conditions) as, and other terms and conditions that are substantially similar to, those that applied to the corresponding Target Restricted Stock Award or Target RSU Award, as applicable, prior to the Effective Time.

In connection with the Merger, Taylor Morrison paid approximately $280.40 million in cash and issued approximately 8.95 million Taylor Morrison Shares in aggregate Merger Consideration. In addition, Taylor Morrison will pay approximately $5.14 million in cash in respect of outstanding options to purchase Target Common Shares and Target RSU Award held by non-employee director and reserved for issuance approximately 450,265 Taylor Morrison Shares in respect of the Taylor Morrison Awards in connection with Taylor Morrison’s assumption of the Target Restricted Stock Award and Target RSU Awards pursuant to the Merger Agreement. Taylor Morrison may pay additional cash in the future as a result of conversions of the Convertible Notes.

A copy of the Merger Agreement has been previously filed as Exhibit 2.1 to AV Homes’ Current Report on Form 8-K (as filed with the SEC on June 7, 2018 (File No. 001-07395)) and is incorporated herein by reference. The foregoing description of the Merger and the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Trading of Target Common Shares on the Nasdaq was suspended on October 2, 2018. Nasdaq filed a Form 25 with the Securities and Exchange Commission (the “SEC”) to report the delisting of Target Common Shares under Section 12(b) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) on October 2, 2018 and it is expected that the Target Common Shares will be delisted from the Nasdaq on October 12, 2018. AV Homes intends to file a Form 15 with the SEC to terminate the registration of Target Common Shares under the Exchange Act and to suspend AV Homes’ reporting obligations under the Exchange Act with respect to Target Common Shares. The disclosure set forth in Item 2.01 is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The disclosure set forth in Items 2.01, 3.01, and 5.03 is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

As a result of the Acquisition, a change of control of AV Homes occurred, and AV Homes became a subsidiary of Taylor Morrison. The disclosure set forth in Items 2.01, 3.03, and 5.02 is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Acquisition, all of the officers of AV Homes and the members of the board of directors of AV Homes immediately prior to the Effective Time ceased to be officers and directors, respectively, of AV Homes at the Effective Time. The disclosure set forth in Item 2.01 is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, the certificate of incorporation of AV Homes was amended so as to read in its entirety in the form of the certificate of incorporation of Merger Sub immediately prior to the Effective Time (except that the certificate of incorporation provides that the name of the entity is AV Homes, Inc. and references to the incorporator of Merger Sub are omitted), and the bylaws of AV Homes were amended to read in their entirety as the bylaws of Merger Sub immediately prior to the Effective Time. The certificate of incorporation and bylaws, which replaced AV Homes’ certificate of incorporation and bylaws, respectively, on October 2, 2018, are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated June 7, 2018, by and among Taylor Morrison, the Borrower, Merger Sub and AV Homes (incorporated by reference to Exhibit 2.1 to Taylor Morrison’s Current Report on Form 8-K, filed with the SEC on June 7, 2018).*

3.1	Third Amended and Restated Certificate of Incorporation of AV Homes, Inc.

3.2	Second Amended and Restated Bylaws of AV Homes, Inc., dated October 2, 2018.

4.1	Senior Notes Indenture, dated as of May 18, 2017, among AV Homes, Inc., the subsidiary guarantors listed therein and Wilmington Trust, National Association, as Trustee, in respect of 6.625% Senior Notes due 2022 (filed as Exhibit 4.1 to AV Homes’ Current Report on Form 8-K filed with the SEC on May 18, 2017 (File No. 001-07395), and incorporated herein by reference).

4.2	Supplemental Indenture, among the Borrower, the subsidiary guarantors party thereto, the guaranteeing subsidiaries party thereto and Wilmington Trust, National Association, dated as of October 2, 2018.

4.3	Indenture, dated as of February 4, 2011, between Avatar Holdings Inc. and Wilmington Trust FSB, as Trustee (filed as Exhibit 4.1 to AV Homes’ Current Report on Form 8-K filed with the SEC on February 4, 2011 (File No. 001-0739), and incorporated herein by reference).

4.4	Third Supplemental Indenture, dated as of June 23, 2015, between AV Homes, Inc. and Wilmington Trust FSB, as Trustee, in respect of 6.00% Senior Convertible Notes due 2020 (filed as Exhibit 4.2 to AV Homes’ Current Report on Form 8-K filed with the SEC on June 23, 2015 (File No. 001-0739), and incorporated herein by reference).

4.5	Seventh Supplemental Indenture, dated as of October 2, 2018, between AV Homes, Inc. and Wilmington Trust FSB, as Trustee, in respect of 6.00% Senior Convertible Notes due 2020.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. AV Homes hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

Forward-Looking Statements

Some of the statements in this communication are forward-looking statements (or forward-looking information) within the meaning of applicable U.S. securities laws. These include statements using the words “believe,” “target,” “outlook,” “may,” “will,” “should,” “could,” “estimate,” “continue,” “expect,” “intend,” “plan,” “predict,” “potential,” “project,” “intend,” “estimate,” “aim,” “on track,” “target,” “opportunity,” “tentative,” “positioning,” “designed,” “create,” “seek,” “would,” “upside,” “increases,” “goal,” “guidance” and “anticipate,” and similar statements (including where the word “could,” “may,” or “would” is used rather than the word “will”) and the negative of such words and phrases, which do not describe the present or provide information about the past. There is no guarantee that the expected events or expected results will actually occur. Such statements reflect the current views of management of AV Homes and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operational and other factors. Any changes in these assumptions or other factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to AV Homes, or persons acting on its behalf, and are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such statements. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the integration of Taylor Morrison and AV Homes, the inherent uncertainty associated with financial or other projections; the integration of Taylor Morrison and AV Homes and the ability to recognize the anticipated benefits from the combination of Taylor Morrison and AV Homes; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement of the transaction; the anticipated size of the markets and continued demand for Taylor Morrison’s and AV Homes’ homes and the impact of competitive responses to the transaction. Additional risks are described under the heading “Risk Factors” in Taylor Morrison’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 21, 2018 and in AV Homes’ Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on February 23, 2018.

Forward-looking statements speak only as of the date they are made. Except as required by law, neither Taylor Morrison nor AV Homes has any intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated June 7, 2018, by and among Taylor Morrison, the Borrower, Merger Sub and AV Homes (incorporated by reference to Exhibit 2.1 to Taylor Morrison’s Current Report on Form 8-K, filed with the SEC on June 7, 2018).*

3.1	Third Amended and Restated Certificate of Incorporation of AV Homes, Inc.

3.2	Second Amended and Restated Bylaws of AV Homes, Inc., dated October 2, 2018.

4.1	Senior Notes Indenture, dated as of May 18, 2017, among AV Homes, Inc., the subsidiary guarantors listed therein and Wilmington Trust, National Association, as Trustee, in respect of 6.625% Senior Notes due 2022 (filed as Exhibit 4.1 to AV Homes’ Current Report on Form 8-K filed with the SEC on May 18, 2017 (File No. 001-07395), and incorporated herein by reference).

4.2	Supplemental Indenture, among the Borrower, the subsidiary guarantors party thereto, the guaranteeing subsidiaries party thereto and Wilmington Trust, National Association, dated as of October 2, 2018.

4.3	Indenture, dated as of February 4, 2011, between Avatar Holdings Inc. and Wilmington Trust FSB, as Trustee (filed as Exhibit 4.1 to AV Homes’ Current Report on Form 8-K filed with the SEC on February 4, 2011 (File No. 001-0739), and incorporated herein by reference).

4.4	Third Supplemental Indenture, dated as of June 23, 2015, between AV Homes, Inc. and Wilmington Trust FSB, as Trustee, in respect of 6.00% Senior Convertible Notes due 2020 (filed as Exhibit 4.2 to AV Homes’ Current Report on Form 8-K filed with the SEC on June 23, 2015 (File No. 001-0739), and incorporated herein by reference).

4.5	Seventh Supplemental Indenture, dated as of October 2, 2018, between AV Homes, Inc. and Wilmington Trust FSB, as Trustee, in respect of 6.00% Senior Convertible Notes due 2020.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. AV Homes hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2018		AV HOMES, INC.

	By:	/s/ Darrell C. Sherman
Name: Darrell C. Sherman
Title: Executive Vice President, Chief Legal Officer and Secretary